UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 21, 2011

WINDSTREAM CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-32422

Delaware	20-0792300
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road

Little Rock, Arkansas 72212

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (501) 748-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 8.01. Other Events.

On September 21, 2011, Windstream Corporation (“Windstream”) contributed 5,900,000 shares of its common stock, par value $0.0001 per share, to the Windstream Pension Plan to be held by the Windstream Master Trust. The contribution was made pursuant to an effective registration statement filed with the Securities and Exchange Commission. The shares have a current aggregate appraised value, as determined by a third party valuation firm that is not affiliated with Windstream, of approximately $75,170,000. The contribution will apply towards Windstream’s remaining 2011 and its 2012 obligations to make contributions to the Plan. The amount and timing of future contributions to the Pension Plan are dependent upon a myriad of factors including future investment performance, changes in future discount rates and changes in the demographics of the population participating in our qualified pension plan.

Additional Information and Where to Find It

In connection with the proposed merger, Windstream has filed a Registration Statement on Form S-4 with the SEC (Registration No. 333-176565) that contains a proxy statement/prospectus for the stockholders of PAETEC Holding Corp. (“PAETEC”). PAETEC investors and security holders are advised to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because those documents will contain important information about PAETEC, Windstream and the proposed merger of Peach Merger Sub, Inc., a wholly-owned subsidiary of Windstream, into PAETEC. The final proxy statement/prospectus will be mailed to stockholders of PAETEC. Investors and security holders may obtain a free copy of the proxy statement/prospectus when it becomes available at the SEC’s web site at www.sec.gov. Free copies of the proxy statement/prospectus, when it becomes available, may also be obtained from Windstream upon written request to Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922, or from PAETEC upon written request to PAETEC Holding Corp., One PAETEC Plaza, 600 Willowbrook Office Park, Fairport, New York 14450 or by calling (585) 340-2500.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION

Dated: September 21, 2011	By:	/s/ John P. Fletcher
John P. Fletcher Executive Vice President and General Counsel

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